Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Wayne A. Marino, Executive Vice President and Chief Financial Officer of Under Armour, Inc., hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006 (“Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15U.S.C. 78m); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2006	/s/ Wayne A. Marino
Wayne A. Marino
Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Under Armour, Inc. and will be retained by Under Armour, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.